     As filed with the Securities and Exchange Commission on August 7, 1998
                                                Registration No. 333-

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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                 ----------------

                                      FORM S-8
                               REGISTRATION STATEMENT
                                       UNDER
                             THE SECURITIES ACT OF 1933

                                 ----------------

                            CADENCE DESIGN SYSTEMS, INC.
               (Exact name of registrant as specified in its charter)

                                 ----------------

         DELAWARE                                  77-0148231
(State of Incorporation)                  (I.R.S. Employer Identification No.)

                                 ----------------

                            CADENCE DESIGN SYSTEMS, INC.
                            2655 SEELY ROAD, BUILDING 5
                                 SAN JOSE, CA 95134
                                   (408) 943-1234

                     ------------------------------------------
                      (Address of principal executive offices)

                                 ----------------

                               1987 STOCK OPTION PLAN
                             (Full title of the plans)

                             R.L. SMITH MCKEITHEN, ESQ.
                         VICE PRESIDENT AND GENERAL COUNSEL
                            CADENCE DESIGN SYSTEMS, INC.
                            2655 SEELY ROAD, BUILDING 5
                                 SAN JOSE, CA 95134
                                   (408) 943-1234

   (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                 -----------------

                                     Copies to:

R.L. Smith McKeithen, Esq.                        Alan C. Mendelson, Esq.
Vice President and General Counsel                Cooley Godward LLP
Cadence Design Systems, Inc.                      Five Palo Alto Square
2655 Seely Road, Building 5                       3000 El Camino Real
San Jose, CA 95134                                Palo Alto, CA 94306
(408) 943-1234                                    (650) 843-5000

                                 -----------------

                          CALCULATION OF REGISTRATION FEE


-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

                                  PROPOSED         PROPOSED
    TITLE OF                      MAXIMUM          MAXIMUM             AMOUNT OF
 SECURITIES TO   AMOUNT TO BE  OFFERING PRICE      AGGREGATE         REGISTRATION
 BE REGISTERED    REGISTERED    PER SHARE (1)   OFFERING PRICE (1)       FEE
----------------------------------------------------------------------------------------
Common Stock     10,000,000       $26.6875         $266,875,000         $78,728.13
(par value $.01)
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c). The price per share and aggregate offering price are based upon the average of the high and low sales price of Registrant's Common Stock on August 5, 1998 as reported on the New York Stock Exchange.

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

                      INCORPORATION BY REFERENCE OF CONTENTS OF
           REGISTRATION STATEMENTS ON FORM S-8 NOS. 33-34910; 33-43025;
                              33-48371 AND 33-53913

     The contents of Registration Statements on Form S-8 Nos. 33-34910; 33-43025; 33-48371 and 33-53913 filed with the Securities and Exchange Commission on May 17, 1990; September 30, 1991; June 4, 1992 and May 31, 1994, respectively, are incorporated by reference herein.

                                      EXHIBITS

EXHIBIT
NUMBER
-------
5                   Opinion of Cooley Godward LLP

23.1                Consent of Arthur Andersen LLP

23.2                Consent of Cooley Godward LLP is contained in Exhibit 5 to this
                    Registration Statement

24                  Power of Attorney is contained on the signature pages.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on July 31, 1998.

                                        CADENCE DESIGN SYSTEMS, INC.




                                        By:/s/ John R. Harding
                                           -------------------------------
                                               John R. Harding
                                               President and
                                               Chief Executive Officer



                                 POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John R. Harding, H. Raymond Bingham and R.L. Smith McKeithen, and each or any one of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                                     SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on July 31, 1998.

                                        CADENCE DESIGN SYSTEMS, INC.




                                        By:/s/ John R. Harding
                                            -------------------------------
                                                   John R. Harding
                                                   President and
                                                   Chief Executive Officer



                                 POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John R. Harding, H. Raymond Bingham and R.L. Smith McKeithen, and each or any one of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


    SIGNATURE                               TITLE                     DATE
/s/ John R. Harding                      President, Chief          July 31, 1998
------------------------------------     Executive Officer and
   (John R. Harding)                     Director (Principal
                                         Executive
                                         Officer)


/s/ H. Raymond Bingham                   Executive Vice            July 31, 1998
------------------------------------     President,
   (H. Raymond Bingham)                  Chief Financial
                                         Officer and
                                         Director
                                         (Principal Financial
                                         Officer)


/s/ William Porter                       Vice President,           July 31, 1998
------------------------------------     Corporate
   (William Porter)                      Controller and
                                         Assistant Secretary
                                         (Principal Accounting
                                         Officer)


/s/ Carol A. Bartz
------------------------------------     Director                  July 31, 1998
   (Carol A. Bartz)

/s/ Leonard Y. W. Liu
------------------------------------     Director                  July 31, 1998
   (Leonard Y. W. Liu)

/s/ Donald L. Lucas
------------------------------------     Director and Chairman     July 31, 1998
   (Donald L. Lucas)

/s/ Alberto  Sangiovanni-Vincentelli     Director                  July 31, 1998
------------------------------------
   (Alberto Sangiovanni-Vincentelli)

/s/ George M. Scalise
------------------------------------     Director                  July 31, 1998
   (George M. Scalise)


/s/ John B. Shoven
------------------------------------     Director                  July 31, 1998
   (John B. Shoven)

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


    SIGNATURE                               TITLE                     DATE
                                         President, Chief          July 31, 1998
------------------------------------     Executive Officer and
   (John R. Harding)                     Director (Principal
                                         Executive
                                         Officer)


                                         Executive Vice            July 31, 1998
------------------------------------     President,
   (H. Raymond Bingham)                  Chief Financial
                                         Officer and
                                         Director
                                         (Principal Financial
                                         Officer)


                                         Vice President,           July 31, 1998
------------------------------------     Corporate
   (William Porter)                      Controller and
                                         Assistant Secretary
                                         (Principal Accounting
                                         Officer)



------------------------------------     Director                  July 31, 1998
   (Carol A. Bartz)


------------------------------------     Director                  July 31, 1998
   (Leonard Y. W. Liu)


------------------------------------     Director and Chairman     July 31, 1998
   (Donald L. Lucas)


------------------------------------     Director                  July 31, 1998
   (Alberto Sangiovanni-Vincentelli)


------------------------------------     Director                  July 31, 1998
   (George M. Scalise)



------------------------------------     Director                  July 31, 1998
   (John B. Shoven)


                                   EXHIBIT INDEX


EXHIBIT
NUMBER       DESCRIPTION
 5       Opinion of Cooley Godward LLP

23.1     Consent of Arthur Andersen LLP

23.2     Consent of Cooley Godward LLP is contained in
         Exhibit 5 to this Registration Statement

24 Power of Attorney is contained on the signature pages.
